As filed with the Securities and Exchange Commission on May 9, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 9, 2012
___________________________
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) The annual meeting of stockholders of Bank of America Corporation (the "Company") was held on May 9, 2012.
(b) The stockholders elected all of the Company's nominees for director; approved the advisory vote on executive compensation; and ratified the appointment of PricewaterhouseCoopers LLP as the Company's registered independent public accounting firm for 2012. The stockholders did not approve any of the stockholder proposals, which are listed below.

1. Election of Directors:

	Shares For	Shares Against	Shares Abstain	Broker Non-Votes
Mukesh D. Ambani	5,279,078,097	131,474,588	31,375,081	2,817,506,610
Susan S. Bies	5,307,946,070	103,519,792	30,461,904	2,817,506,610
Frank P. Bramble, Sr.	5,222,646,267	184,461,775	34,819,724	2,817,506,610
Virgis W. Colbert	4,289,502,093	1,116,947,932	35,477,741	2,817,506,610
Charles K. Gifford	5,206,325,783	204,204,439	31,397,544	2,817,506,610
Charles O. Holliday, Jr.	5,286,779,240	124,385,118	30,763,408	2,817,506,610
Monica C. Lozano	5,212,253,225	192,179,402	37,495,139	2,817,506,610
Thomas J. May	5,219,441,648	190,991,856	31,494,262	2,817,506,610
Brian T. Moynihan	5,293,131,390	117,163,081	31,633,295	2,817,506,610
Donald E. Powell	5,289,315,926	121,839,701	30,772,139	2,817,506,610
Charles O. Rossotti	3,759,510,641	1,642,793,847	39,623,278	2,817,506,610
Robert W. Scully	5,137,452,589	274,021,873	30,453,304	2,817,506,610

2. Advisory (Non-Binding) "Say on Pay" Vote to Approve Executive Compensation:

For	4,899,128,765
Against	373,692,216
Abstain	169,106,785
Broker Non-Votes	2,817,506,610

3. Ratification of PricewaterhouseCoopers LLP as registered independent public accounting firm for 2012:

For	8,071,528,345
Against	134,502,999
Abstain	53,403,032
Broker Non-Votes	—

4. Stockholder Proposal: Disclosure of Government Employment:

For	241,987,833
Against	4,896,024,127
Abstain	303,915,806
Broker Non-Votes	2,817,506,610

5. Stockholder Proposal: Grassroots and Other Lobbying:

For	1,606,666,037
Against	3,558,109,335
Abstain	277,152,394
Broker Non-Votes	2,817,506,610

6. Stockholder Proposal: Executives to Retain Significant Stock:

For	1,444,766,077
Against	3,872,148,059
Abstain	125,013,630
Broker Non-Votes	2,817,506,610

7. Stockholder Proposal: Mortgage Servicing Operations:

For	835,999,511
Against	4,468,983,181
Abstain	136,945,074
Broker Non-Votes	2,817,506,610

8. Stockholder Proposal: Prohibition on Political Spending:

For	247,955,849
Against	4,910,639,988
Abstain	283,331,929
Broker Non-Votes	2,817,506,610

9. Floor Proposal: Freedom of Speech:

For	122
Against	5,441,927,642
Abstain	2
Broker Non-Votes	—

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
By:	/s/ Craig T. Beazer
Craig T. Beazer
Associate General Counsel

Dated May 9, 2012